EXHIBIT 99.1


                             STOCKHOLDERS' AGREEMENT

      This Stockholders' Agreement, dated as of July 4, 1998, is among PROFFITT'S, INC., a Tennessee corporation ("Parent"), and the individuals and other parties listed on Schedule A hereto (each, a "Stockholder" and, collectively, the "Stockholders").

      WHEREAS, Parent, FIFTH MERGER CORPORATION, a Delaware corporation ("Sub"), and SAKS HOLDINGS, INC. (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Sub with and into the Company; and

      WHEREAS, each Stockholder owns the number of shares of Company Common Stock set forth on Schedule A hereto (such shares of Company Common Stock, together with any other shares of capital stock of the Company acquired by such stockholder after the date hereof and during the term of this Agreement, being collectively referred to herein as the "Subject Shares" of such Stockholder); and

      WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that each Stockholder enter into this Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1.  Representations and Warranties of Each Stockholder.
 Each Stockholder hereby, severally and not jointly, represents and warrants to the Parent as of the date hereof in respect of itself as follows:

      (a) Authority; Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Stockholder of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Stockholder. The Stockholder has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms. The execution and delivery by the Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien upon any of the properties or assets of the Stockholder under, any provision of any contract to which the Stockholder is a party or by which any properties or assets of the Stockholder are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any judgment or applicable law applicable to the Stockholder or the properties or assets of the Stockholder. No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) compliance with and filings under the HSR Act, if applicable to the Stockholder's receipt in the Merger of Parent Common Stock, and (ii) such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

      (b) The Subject Shares. The Stockholder is the record and beneficial owner of, or is the trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite its name on Schedule A attached hereto, free and clear of any liens. The Stockholder does not own, of record or beneficially, or have any voting or dispositive control in respect of, any shares of capital stock of the Company other than the Subject Shares set forth on Schedule A. The Stockholder has the sole right to vote the Subject Shares set forth opposite its name on Schedule A, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement.

      SECTION 2.  Representations and Warranties of the Parent.  The
 Parent hereby represents and warrants to each Stockholder as follows: The Parent has all requisite corporate power and authority to execute this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Parent. The Parent has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms. The execution and delivery by the Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any lien upon any of the properties or assets of the Parent under, any provision of any contract to which the Parent is a party or by which any properties or assets of the Parent are bound or, subject to the filings and other matters referred to in the next sentence, any provision of any judgment or applicable law applicable to the Parent or the properties or assets of the Parent. No consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than (i) compliance with and filings under the HSR Act in connection with the Merger and (ii) such reports under section(s) 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

      SECTION 3.  Covenants of Each Stockholder.   Each Stockholder,
 severally and not jointly, covenants and agrees as follows;

      (a) At any meeting of the stockholders of the Company called to seek the Company Shareholder Approvals or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement, any other Transaction Agreement, the Merger or any other transaction contemplated thereby is sought, the Stockholder shall, including by initiating a written consent solicitation if requested by the Company, vote (or cause to be voted) the Subject Shares of the Stockholder in favor of the Company Shareholder Approvals.

      (b) Other than this Agreement, the Stockholder shall not sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any person other than pursuant to the Merger; provided, however, that the foregoing requirement shall not be applicable to any Transfer to any person who agrees to be subject to the provisions hereof.

      (c) The Stockholder shall not, nor shall it authorize or permit any officer, director or employee of, or any investment banker, attorney or other adviser or representative of, the Stockholder to, directly or indirectly solicit, initiate or encourage the submission of, any Company Takeover Proposal. The Stockholder promptly shall advise the Parent orally and in writing of its receipt of any Company Takeover Proposal, the identity of the person making any such Company Takeover Proposal, the material terms of any such Company Takeover Proposal and any changes to such material terms.

      (d) The Stockholder shall use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions.

      (e) The Stockholder hereby consents to and approves the actions taken by the Company Board in approving the Transaction Agreements.

      SECTION 4. Termination. This Agreement shall terminate upon the earliest of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the Termination Date, other than with respect to the liability of any party for breach hereof prior to such termination.

      SECTION 5.  Additional Matters.

      (a) Each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

      (b) Each Stockholder signs solely in its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by any Stockholder in his capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

      SECTION 6.  General Provisions.

      (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

      (b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Parent in accordance with Section 8.2 of the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

      (c) Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words without limitations.

      (d) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

      (e) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. This Agreement shall become effective against the Parent when one or more counterparts have been signed by the Parent and delivered to each Stockholder. This Agreement shall become effective against any Stockholder when one or more counterparts have been executed by such Stockholder and delivered to the Parent. Each party need not sign the same counterpart.

      (f)  Entire Agreement; No Third-Party Beneficiaries.  This Agreement
 (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

      (g) Governing Law. This Agreement shall he governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

      (h) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by the Parent without the prior written consent of each stockholder or by any Stockholder without the prior written consent of the Parent, and any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

      (i) Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Delaware state court or any Federal court located in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court or any Federal court located in the State of Delaware in the event any dispute arises out of this Agreement or any Transaction, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any Transaction in any court other than an Delaware state court or any Federal court sitting in the State of Delaware and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated hereby.



          IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.


                               PARENT:

                               PROFFITT'S, INC.,

                               by /s/ R. Brad Martin
                                 ---------------------------------
                               Name:  R. Brad Martin
                               Title: Chairman of the Board
                                      and Chief Executive Officer


                               STOCKHOLDERS:

                               SAKS FIFTH AVENUE HOLDINGS II LTD.,

                               by /s/ Bonnie Wilkom
                                 ---------------------------------
                               Name:  The Director Ltd.
                               Title: Director


                               SAKS FIFTH AVENUE INVESTMENTS II LTD.,

                               by /s/ Bonnie Wilkom
                                 ---------------------------------
                               Name:  The Director Ltd.
                               Title: Director


                               SFA FOLIO LIMITED,

                               by /s/ Ken Shanahan
                                 ---------------------------------
                               Name:  Martonmere Services Ltd.
                               Title: Director


                               SFA LABEL LIMITED,

                               by /s/ Ken Shanahan
                                 ---------------------------------
                               Name:  Martonmere Services Ltd.
                               Title: Director


                               SFA COLLECTION LIMITED,

                               by /s/ Ken Shanahan
                                 ---------------------------------
                               Name:  Martonmere Services Ltd.
                               Title: Director


                               SFA DESIGNER LIMITED,

                               by /s/ Ken Shanahan
                                 ---------------------------------
                               Name:  Martonmere Services Ltd.
                               Title: Director


                                FLAIR LIMITED,

                                by /s/ Bonnie Wilkom
                                  --------------------------------
                                Name:  The Director Ltd.
                                Title: Director


                                CHEMICAL NOMINEES (GUERNSEY)LTD.,

                                by /s/ Larry W. Ingraham
                                   -------------------------------
                                Name:  Larry W. Ingraham
                                Title: Director


                                SAKS INVESTMENTS LIMITED,

                                by /s/ Bonnie Wilkom
                                  --------------------------------
                                Name:  The Director Ltd.
                                Title: Director


                                SAKS EQUITY LIMITED,

                                by /s/ Bonnie Wilkom
                                  --------------------------------
                                Name:  The Director Ltd.
                                Title: Director


                                SFA CAPITAL LIMITED,

                                by /s/ Bonnie Wilkom
                                  --------------------------------
                                Name:  The Director Ltd.
                                Title: Director


                                BALLET LIMITED,

                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                DENARY LIMITED,

                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                GLEAM LIMITED,

                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                HIGHLANDS LIMITED,

                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                NOBLE LIMITED,

                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                OUTRIGGER LIMITED,


                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                QUILL LIMITED,

                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                RADIAL LIMITED,

                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                SHORELINE LIMITED,


                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory


                                ZINNIA LIMITED,

                                by /s/ H. Richard Lukens, III
                                  --------------------------------
                                Name:  H. Richard Lukens, III
                                Title: Authorized Signatory




                               SCHEDULE A


                                                    NUMBER OF SHARES OF
                                                    COMPANY COMMON STOCK
     NAME OF STOCKHOLDER                                   OWNED

 Saks Fifth Avenue Holdings II Ltd                         1,657,899
 Saks Fifth Avenue Investments II Ltd.                     1,657,899
 SFA Folio Limited                                            40,207
 SFA Label Limited                                            40,207
 SFA Collection Limited                                       40,207
 SFA Designer Limited                                         40,207
 Flair Limited                                             3,124,914
 Chemical Nominees (Guernsey) Ltd.                           818,440
 Saks Investments Limited                                     24,000
 Saks Equity Limited                                          24,000
 SFA Capital Limited                                       2,250,000
 Ballet Limited                                                1,400
 Denary Limited                                                1,400
 Gleam Limited                                                 1,400
 Highlands Limited                                             1,400
 Noble Limited                                                 1,400
 Outrigger Limited                                             1,400
 Quill Limited                                                 1,400
 Radial Limited                                                1,400
 Shoreline Limited                                             1,400
 Zinnia Limited                                                1,400